UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	WYTC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1.          REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Wytec International, Inc., a Nevada corporation (“Wytec”), entered into a securities purchase agreement (the “SPA”) with 1800 Diagonal Lending LLC, a Virginia limited liability company (“1800 Diagonal”), which closed on October 15, 2025, pursuant to which Wytec sold 1800 Diagonal a promissory note in the principal amount of $94,300 (the “Note”). The Note included an original issue discount of $12,300 and was purchased for an aggregate of $82,000. A one-time interest charge of 12% was applied to the principal amount on the issuance date of the Note in the amount of $11,316. The Note has a maturity date of August 15, 2026 and is payable as follows: $52,808 on April 15, 2026; $13,202 on May 15, 2026; $13,202 on June 15, 2026; $13,202 on July 15, 2026; and $13,202 on August 15, 2026. Wytec has the right to prepay the Note in full at any time with no prepayment penalty and will receive a discount on the prepayment amount, ranging from 2% to 5%, if Wytec prepays the Note within 180 calendar days following the issuance date of the Note. The SPA contains customary terms and conditions.

In the event of a default on the Note, the outstanding principal and accrued and unpaid interest amount of the Note will be increased by 150% and the Note will accrue interest at a rate of 22% per annum. Additionally, in the event of a default on the Note, 1800 Diagonal will have the option, exercisable in its sole discretion, to convert the Note into shares of Wytec’s common stock at a conversion price per share equal to 65% the lowest trading price of Wytec’s common stock during the ten trading day period ending on the latest completed trading day prior to the conversion date; provided, however, at no time may the Note be converted into shares of Wytec’s common stock if such conversion would result in 1800 Diagonal and its affiliates owning an aggregate of more than 4.99% of the then outstanding shares of Wytec’s common stock.

The above description of the SPA and Note is not complete and is qualified in its entirety by the full text of the SPA and Note, filed herewith as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference into this Item 1.01.

SECTION 2.          FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in its entirety into this Item 2.03.

SECTION 9.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Securities Purchase Agreement, dated October 14, 2025.

10.2	Promissory Note, dated October 14, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: October 21, 2025	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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